SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                         SCHEDULE 14A INFORMATION

              Proxy Statement Pursuant to Section 14(a) of the Securities
                          Exchange Act of 1934
                           (Amendment No.   )


Filed by Registrant  X
Filed by a Party other than the Registrant

Check the appropriate box:

     Preliminary Proxy Statement
     Definitive Proxy Statement
  X  Definitive Additional Materials
     Soliciting Material Pursuant to rule 14a-11(c) or Rule 14a-12

                       Lincoln National Corporation
___________________________________________________________________________
            (Name of Registrant as specified in its Charter)


___________________________________________________________________________
                 (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

X    $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
     $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)
     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

____________________________________________________________________________

2) Aggregate number of securities to which transaction applies:

____________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

____________________________________________________________________________

4) Proposed maximum aggregate value of transaction:

____________________________________________________________________________

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1) Amount previously paid:__$125.00________________________________________

2) Form, Schedule or Registration Statement No.__Preliminary Proxy Material

3) Filing Party:___________________________________________________________

4) Date filed:___March 16, 1994_____________________________________________


*Set forth the amount on which the filing fee is calculated and state how it was determined.


                 Letter sent to 20 largest shareholders


                             April   , 1994


Organization
Contact Name
Address
City, State and Zip Code

Dear          :

Since your organization is a substantial investor in the Common Stock of Lincoln National Corporation, I am enclosing with this letter our 1993 Annual Report to Shareholders and Proxy Statement. Our annual meeting is scheduled to be held on Thursday, May 12, 1994.

Knowing that your shares are most likely held through a custodian bank and that the normal distribution of these materials could be delayed, I thought you would appreciate receiving these materials directly.

Any comments or questions you may have are welcome, and I would be pleased to discuss any of these matters with you personally. Please feel free to call me at 219-455-3515.

On behalf of our Board of Directors and the management of Lincoln National Corporation, we thank you for your continued support.

                         Sincerely,



                         Ian M. Rolland
                         Chairman and
                         Chief Executive Officer






Letter Sent to Registered Shareholders Owning 10,000 or More Shares Who Had Not Voted on April 25, 1994



                             April   , 1994




                          An Important Reminder



Dear Shareholder:

You previously received proxy material in connection with the upcoming Annual Meeting of Shareholders of Lincoln National Corporation. This meeting is to be held on Thursday, May 12, 1994.

According to our latest records, your proxy for this meeting has not been received. Regardless of the number of shares you may own, it is important that they be represented at the meeting.

Since the remaining time is short, we urge you to sign, date and mail the enclosed proxy promptly. If you have already mailed your proxy, please disregard this request.


                         Sincerely,



                         Ian M. Rolland
                         Chairman and
                         Chief Executive Officer